UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2023

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2042 Corte Del Nogal, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

(760) 918-9165

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

On January 13, 2023, the board of directors (the “Board”) of Qualigen Therapeutics, Inc. (the “Company”), as part of certain cost-cutting measures, approved a temporary 20% reduction to the base salaries of all executive officers of the Company, including Michael Poirier, the Company’s Chief Executive Officer, Christopher Lotz, the Company’s Chief Financial Officer, Amy Broidrick, the Company’s President and Chief Strategy Officer (also a named executive officer), Shishir Sinha, the Company’s Chief Operating Officer and Senior Vice President, Diagnostics, and Tariq Arshad, the Company’s Chief Medical Officer (also a named executive officer), effective immediately. The amendments to such executive officers’ executive employment agreements or offer letters, as applicable, will be filed as exhibits to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022.

As part of such cost cutting measures, on January 17, 2023, the Company provided notice to Mr. Sinha that his employment with the Company would be terminated effective February 16, 2023 (the “Effective Date”).

Ms. Broidrick’s title will become President, Chief Strategy and Operating Officer, effective as of the Effective Date. Ms. Broidrick’s full biography and other information required by Item 5.02(c) of Form 8-K are included in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders, filed with the U.S. Securities and Exchange Commission on July 13, 2022 under the section titled “Board of Directors and Corporate Governance”, and such information is incorporated herein by reference.

Item 8.01. Other Events.

As part of the cost-cutting measures described in Item 5.02 of this Current Report on Form 8-K, the Board also approved a temporary 20% reduction to the non-employee directors’ annual cash compensation, and the elimination of the Company’s position of Vice President and Chief Scientific Officer, currently held by Wajdi Abdul-Ahad, along with several other non-executive positions, effective January 17, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: January 20, 2023	By:	/s/ Michael S. Poirier
Michael S. Poirier, Chief Executive Officer